Exhibit 10.6

INTERCREDITOR AGREEMENT

Dated as of November 4, 2003

by and among

BANK OF AMERICA, N.A., as Collateral Agent

and

U.S.  RESTAURANT PROPERTIES OPERATING L.P. (“USRP Operating”),
USRP FUNDING 2002-A, L.P. (the “General SPE”),
USRP (S&C), LLC, a Texas limited liability company (“S&C”),
USRP (JV1), LLC, a Texas limited liability company (“JV1”),
USRP/HCI PARTNERSHIP 1, L.P., a Texas limited partnership (“HCI”),
USRP HOLDING CORP., a Texas corporation (“USRP Holding),
as, collectively, the “Borrower,”

USRP MANAGING, INC. (the “General Partner”),
the General Partner of the Borrower, as a Guarantor,
U.S.  RESTAURANT PROPERTIES, INC. (the “USRP REIT”),
as a Guarantor, and
THE SUBSIDIARIES OF THE BORROWER, GENERAL PARTNER AND THE USRP REIT
FROM TIME TO TIME PARTY HERETO,
as guarantors (the “Guarantors”; collectively, with  the Borrower, the “Credit Parties”),

and

CERTAIN OF THE CREDITORS OF THE CREDIT PARTIES

i

Schedules

Schedule A – Form of ICA Joinder Agreement

ii

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT, dated as of November 4, 2003 (this “Agreement”) is by and among:

a.                                       Each of the “Lenders” (such “Lenders” being referred to herein as the “Revolving Lenders”) under that certain $50 million revolving Credit Agreement dated as of the date hereof among U.S.  RESTAURANT PROPERTIES OPERATING L.P., a Delaware limited partnership (“USRP Operating” or the “Principal Borrower”), USRP FUNDING 2002-A, L.P., a Texas limited partnership (the “General SPE”); USRP (S&C), LLC, a Texas limited liability company (“S&C”), USRP (JV1), LLC, a Texas limited liability company (“JV1”), USRP/HCI PARTNERSHIP 1, L.P., a Texas limited partnership (“HCI”), USRP HOLDING CORP., a Texas corporation (“USRP Holding”; and together with the Principal Borrower, the General SPE, S&C, JV1 and HCI, the “Borrower”), USRP MANAGING, INC., a Delaware corporation and the general partner of USRP Operating, as a Guarantor (the “General Partner”), U.S. RESTAURANT PROPERTIES, INC., a Maryland corporation, as a Guarantor (“USRP REIT”), the Subsidiary Guarantors (as defined therein; collectively with the General Partner and USRP REIT, the “Guarantors”), the Lenders (as defined therein), BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, the “Revolver Agent”; collectively with the Revolving Lenders, the “Revolver Creditors”) and as issuing lender and BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger and Sole Book Manager (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”);

b.                                      Each of the “Lenders” (such “Lenders” being referred to herein as the “Term Loan Lenders”) under that certain $35 million Term Loan Credit Agreement dated as of the date hereof among the Borrower, the Guarantors, the Lenders (as defined therein), BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, the “Term Loan Agent”; collectively, with the Term Loan Lenders, the “Term Loan Creditors”) and BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger and Sole Book Manager (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”);

c.                                       Bank of America, N.A., a national banking association (“Bank of America”), as Revolving Agent, as Term Loan Agent and as collateral agent (in such capacity, and together with its successors and permitted assigns, the “Collateral Agent”) for the Revolver Creditors and the Term Loan Creditors (collectively, the “Secured Parties”); and

d.                                      The Borrower and each of the Guarantors (collectively, the “Credit Parties”).

All capitalized terms used in this Agreement shall have the meanings assigned thereto in Section 1.

R E C I T A L S:

A.                                   Pursuant to the Revolving Credit Agreement, the Revolving Lenders have made or have committed to make certain loans and advances to the Borrower (the “Revolving Loans”) and have issued or have committed to issue letters of credit for the benefit of the Borrower (the “Revolving LCs”; collectively with the Revolving Loans, the “Revolving Advances”).  The Guarantors have guaranteed repayment of the Revolving Advances and all other amounts due and owing by the Borrower under the Revolving Credit Agreement and the “Credit Documents” as defined therein (the “Revolving Credit Documents”).

B.                                     Pursuant to the Term Loan Agreement, the Term Loan Lenders have made or have committed to make certain term loans and advances to the Borrower (the “Term Loans”). The Guarantors have guaranteed repayment of the Term Loans and all other amounts due and owing by the Borrower under the Term Loan Agreement and the “Credit Documents” as defined therein (the “Term Loan Documents”; collectively, with the Revolving Credit Documents, the “Subject Documents”).

C.                                     The Revolving Advances and the other amounts due and owing by Borrower under the Revolving Credit Documents (collectively, the “Revolving Loan Obligations”) and the Term Loans and the other amounts due and owing by Borrower under the Term Loan Documents (collectively, the “Term Loan Obligations”) are each secured by (i) that certain Pledge and Security Agreement entered into by USRP Holding as of the date hereof in favor of the Collateral Agent and for the benefit of the Secured Parties; (ii) that certain Pledge and Security Agreement entered into by USRP Operating as of the date hereof in favor of the Collateral Agent and for the benefit of the Secured Parties; (iii) each of the “Security Documents” as defined in the Revolving Credit Agreement; and (iv) each of the “Security Documents” as defined in the Term Loan Agreement (collectively, the “Security Instruments”).

D.                                    This Agreement is for the purpose of governing, inter alia, the allocations of Distributions (as defined herein) among the Revolver Creditors and the Term Loan Creditors.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1

DEFINITIONS

Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Revolving Credit Agreement.  The following terms shall have the meanings assigned to them below in this Section 1 or in the provisions of this Agreement referred to below:

“Additional Lien” shall have the meaning assigned thereto in Section 3.6 below.

“Affiliate” means, with respect to any Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the Capital Stock in such Person.  For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent Parties” or “Agent Party” shall have the meaning assigned thereto in Section 2.4 below.

“Agreement” shall have the meaning assigned thereto in the introductory paragraph hereof.

“Bank of America” shall have the meaning assigned thereto in clause (c) of the introductory paragraph hereof.

“Borrower” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

“Business Day” shall mean any day which is not a Saturday, Sunday or a day on which commercial banks are authorized or obligated by law, executive order or governmental decree to be closed in Charlotte, North Carolina or Chicago, Illinois.

“Closing Date” shall mean the date hereof.

“Collateral” shall mean all assets (including, without limitation, real property, personal property and fixtures) of the Borrower and the Subsidiary Guarantors, both tangible and intangible, subject to the Liens established by the Security Instruments.

“Collateral Agent” shall have the meaning assigned thereto in clause (c) of the introductory paragraph hereof.

 “Collateral Proceeds” shall mean and include the proceeds of any sale or disposition of any of the Collateral in connection with (i) the enforcement of the Liens granted pursuant to the Security Instruments or (ii) any other exercise of the rights of the Collateral Agent on behalf of the Secured Parties pursuant to the Security Instruments and this Agreement.

“Credit Parties” shall have the meaning assigned thereto in clause (d) of the introductory paragraph hereof.

“Default Notice” shall have the meaning assigned thereto in Section 3.2(a) below.

“Disallowed Obligation” shall have the meaning ascribed thereto in Section 6.8(a) below.

“Distribution” shall mean any and all payments or distributions (direct or indirect) of any kind or character (whether such payments or distributions are attributable to Collateral or to assets or property other than Collateral and whether in the form of cash or any other property) in respect of any of the Secured Obligations, including, without limitation:

(i)                                     any voluntary payment or distribution with respect to the Secured Obligations (including any prepayment (whether optional or otherwise) or any purchase of any of the Secured Obligations) by any Credit Party;

(ii)                                  any setoff or assertion of a banker’s lien or similar right (including, without limitation, any secured lien arising therefrom under the Bankruptcy Code);

(iii)                               any distribution of proceeds from any exercise of rights or remedies by any Secured Party (including, without limitation, any Collateral Proceeds);

(iv)                              all payments and other distributions (including, without limitation, payments made through setoff of deposit balances or otherwise or payments or recoveries from any security interest granted to any Secured Party) made pursuant to the terms of any Security Instrument or the exercise of any rights (statutory or otherwise) by Revolver Agent, Term Loan Agent or any Agent Party;

(v)                                 any cash collateralization of any obligation in respect of any Letter of Credit or other Secured Obligation; and

(vi)                              any payment or other distribution from the estate of any Credit Party in connection with any Bankruptcy Event.

“Enforcement” shall mean taking any action seeking remedies with respect to the Collateral or pursuing enforcement (judicial or otherwise) with respect to any of the Liens granted under the Security Instruments.  For the avoidance of doubt, “Enforcement” shall not include (i) filing any involuntary petition of bankruptcy or similar action with respect to any Credit Party or (ii) any action permitted by Section 5.1.

“Enforcement Notice” shall mean any written notice delivered in accordance with Section 2.2(a) of this Agreement stating that an Event of Default has occurred and identifying the document(s) under which such Event of Default has occurred, and clearly identified as any Enforcement Notice as required by Section 2.6 below.

“General Partner” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

“General SPE” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

“Guarantors” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

“HCI” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

“ICA Joinder Agreement” shall mean an ICA Joinder Agreement substantially in the form of Exhibit C, as the same may be executed and delivered by a transferee or assignee of a Secured Party hereto.

“Indemnified Liabilities” shall have the meaning assigned thereto in Section 2.8 below.

“Indemnity Share” shall have the meaning assigned thereto in Section 2.8 below.

“Intercreditor Agreement” shall mean this Agreement.

“Interest Payables” shall have the meaning assigned thereto in Section 3.4(b) below.

“JV1” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

“Non-indemnifying Secured Party” shall have the meaning assigned thereto in Section 2.8 below.

“Non-Paying Secured Party” shall have the meaning specified in Section 3.4(c) below.

“Non-Returning Secured Party” shall have the meaning specified in Section 3.4(d) below.

“Other Payables” shall have the meaning assigned thereto in Section 3.4(b) below.

“Principal Borrower” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

“Principal Payables” shall have the meaning assigned thereto in Section 3.4(b) below.

“Required Revolving Lenders” shall have the meaning given to such term in the Revolving Credit Agreement.

“Required Secured Parties” shall mean the “Required Lenders” as such term is defined in the Revolving Credit Agreement as of the date hereof.

“Required Term Loan Lenders” shall have the meaning given to such term in the Term Loan Agreement.

“Returned Amount” shall have the meaning assigned thereto in Section 3.4(d) below.

“Returned Amount Share” shall have the meaning assigned thereto in Section 3.4(d) below.

“Revolver Agent” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

“Revolving Advances” shall have the meaning assigned thereto in the recitals hereof.

“Revolving Credit Agreement” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

“Revolving Credit Documents” shall have the meaning assigned thereto in the recitals hereof.

“Revolving Creditors” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

“Revolving LCs” shall have the meaning assigned thereto in the recitals hereof.

“Revolving Lenders” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

“Revolving Loan Obligations” shall have the meaning assigned thereto in the recitals hereof.

“Revolving Loans” shall have the meaning assigned thereto in the recitals hereof.

“S&C” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

“Secured Obligations” means a collective reference to the Revolving Loan Obligations and the Term Loan Obligations.

“Secured Parties” shall have the meaning assigned thereto in clause (c) of the introductory paragraph hereof.

“Security Instruments” shall have the meaning assigned thereto in the recitals hereof.

“Security Termination Date” shall mean the date on which all of the Secured Obligations are fully and indefeasibly satisfied and paid in full and each of the Security Instruments has been terminated or released.

“Subject Documents” shall have the meaning assigned thereto in the recitals hereof.

“Subject Event of Default” shall mean either (a) an uncured “Event of Default” as such term is defined in the Revolving Credit Agreement or (b) an uncured “Event of Default” as such term is defined in the Term Loan Agreement.

“Term Loan Agent” shall have the meaning assigned thereto in clause (b) of the introductory paragraph hereof.

“Term Loan Agreement” shall have the meaning assigned thereto in clause (b) of the introductory paragraph hereof.

“Term Loan Creditors” shall have the meaning assigned thereto in clause (b) of the introductory paragraph hereof.

“Term Loan Documents” shall have the meaning assigned thereto in the recitals hereof.

“Term Loan Lenders” shall have the meaning assigned thereto in clause (b) of the introductory paragraph hereof.

“Term Loans” shall have the meaning assigned thereto in the recitals hereof.

“USRP Holding” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

“USRP Operating” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

“USRP REIT” shall have the meaning assigned thereto in clause (a) of the introductory paragraph hereof.

SECTION 2

THE COLLATERAL AGENT

Section 2.1                                   Appointment and Authorization.

Subject to the provisions of Section 2.9 hereof, Bank of America is hereby irrevocably designated and appointed as the Collateral Agent for the benefit of the Secured Parties under the Security Instruments, and is hereby irrevocably authorized to take such action as is expressly provided for under the provisions of this Agreement and to exercise such powers as are expressly conferred upon or delegated to the Collateral Agent by the terms of any of the Security Instruments and this Agreement, together with such other powers as are reasonably incidental thereto.  The Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any of the Secured Parties, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Security Instruments or this Agreement or otherwise be deemed to exist for, be undertaken by, or apply to or against the Collateral Agent.  The Collateral Agent is hereby expressly authorized in such capacity on behalf of the Secured Parties, without hereby limiting the foregoing, and subject to, and in accordance with, the terms and conditions of this Agreement:

(i)                                     to implement the sharing of Distributions as contemplated by this Agreement and to receive on behalf of each of the Secured Parties any payment of monies paid thereto in accordance with the Security Instruments and the other Subject Documents, and to distribute to each Secured Party its respective share of all payments (including the Distributions) so received in accordance with the terms of this Agreement;

(ii)                                  to receive all documents and items to be furnished under the Security Instruments;

(iii)                               to maintain physical possession of any of the Collateral as contemplated by any of the Security Instruments;

(iv)                              to act on behalf of each Secured Party in and under the Security Instruments and this Agreement;

(v)                                 to the extent permitted by this Agreement and the Security Instruments, to exercise for its own benefit and the benefit of each Secured Party all remedies of the Secured Parties under any of the Security Instruments as directed in writing by the Required Secured Parties, subject, however to the right to take action described in Section 2.2(c) so long as consistent with the terms of the Security Instruments;

(vi)                              to take such other actions, other than as specified in Section 2.2(c) hereof, as may be requested in writing by the Required Secured Parties or as are reasonably incidental to any powers granted to the Collateral Agent hereunder and not in conflict with applicable law or regulation or any Subject Document.

Section 2.2                                   Duties.

(a)                                  Upon the Collateral Agent’s receipt of an Enforcement Notice from the Required Secured Parties giving notice of a Subject Event of Default and directing the Collateral Agent to take action under any Security Instrument for the benefit of the Secured Parties, the Collateral Agent shall undertake to proceed as directed as soon as possible and in no event later than ten (10) Business Days after receipt of such notice.  All Enforcement actions undertaken by the Collateral Agent, whether or not directed by the Required Secured Parties, shall be in accordance with the terms of applicable law and the Required Secured Parties shall act in accordance with the applicable Subject Documents in issuing any such notices.  The Collateral Agent shall deliver a copy of any such written notice from the Required Secured Parties to each Secured Party not a signatory to such notice promptly upon its receipt by the Collateral Agent.  The Collateral Agent shall be entitled to rely and act upon advice of counsel (including, without limitation, counsel to any Secured Party), independent accountants and other experts selected by the Collateral Agent with reasonable care concerning all matters pertaining to any duties hereunder.

(b)                                 The Collateral Agent shall have no obligation to, nor liability for failure to, independently verify the existence or occurrence of any events set forth in any Enforcement Notice it shall receive pursuant to Section 2.2(a) hereof and the Collateral Agent may rely thereon as to each matter stated therein as more fully set forth in Section 2.5 hereof and shall be indemnified by each Secured Party with respect to such reliance in the manner and pursuant to the terms of Section 2.8 hereof.

(c)                                  Except pursuant to delivery of written instructions by the Required Secured Parties to the Collateral Agent or as is necessary to prevent the waste, diminution, impairment or loss of Collateral which could not reasonably be taken through notice or instruction by the Required Secured Parties, the Collateral Agent shall not, without prior written consent of the Required Secured Parties, release or substitute or take any action or exercise any right or remedy with respect to any Collateral.

Section 2.3                                   Agents and Attorneys-in-fact.

The Collateral Agent may execute any of its duties under the Security Instruments or this Agreement by or through its agents or attorneys-in-fact.

Section 2.4                                   Limitation on Liability.

Neither the Collateral Agent nor any of its officers, directors, employees, affiliates, agents or attorneys-in-fact (collectively, the “Agent Parties”) shall be liable to the Secured Parties for any action lawfully taken or omitted to be taken by it or them under or in connection with the Security Instruments or this Agreement except for its or their own gross negligence or willful misconduct, including without limitation any liability with respect to (i) the sharing of the Distributions as contemplated by this Agreement, (ii) the application pursuant to the terms of this Agreement of Collateral Proceeds realized from time to time by the Collateral Agent on behalf of the Secured Parties, (iii) the application pursuant to the terms of this Agreement of Distributions, (iv) the exercise of any remedy, including without limitation the sale or sales of Collateral conducted by the Collateral Agent in accordance with the terms hereof and of the Security Instruments pursuant to the express written instruction and direction delivered by the Required Secured Parties to the Collateral Agent in connection with any Enforcement Notice and (v) the protection or preservation of the Collateral in its possession.  No Agent Party shall be responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the any Credit Party or any officer thereof contained in any of the Security Instruments or any other Subject Document, or in any certificate, report, statement or other document referred to or provided for in or received by the Collateral Agent under or in connection with this Agreement, the Security Instruments, or the other Subject Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Security Instruments, or any other Subject Document, or for any failure of the Borrower, any of its Subsidiaries or any Secured Party (other than the Collateral Agent) to perform its obligations thereunder, or for the perfection or priority of any Lien or the existence or state of, or title to, any of the Collateral.  The Collateral Agent shall be under no obligation to any of the Secured Parties to ascertain or to inquire as to the observance or performance of any of the terms, covenants or conditions of the Security Instruments, this Agreement or the other Subject Documents on the part of the Borrower, any of its Subsidiaries or any Secured Party (other than the Collateral Agent) or to inspect the properties, books or records of the Borrower, any of its Subsidiaries or any Secured Party (other than the Collateral Agent).  The agreements in this Section 2.4 shall survive the payment of the Secured Obligations and the termination of the Security Instruments, this Agreement and the other Subject Documents.

Section 2.5                                   Reliance.

The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any certification, notice, consent or other communication (including, without limitation, any thereof delivered by telephone or telefacsimile or e-mail) reasonably believed by it to be genuine and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including, without limitation, counsel to any Secured Party), independent accountants and other experts selected by the Collateral Agent with reasonable care.  The Collateral Agent shall be fully justified in failing or refusing to take any Enforcement action under the Security Instruments or this Agreement unless it shall first receive the written directive of the Required Secured Parties as provided in this Agreement and it shall first be indemnified to its satisfaction by such Secured Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Security Instruments or this Agreement in accordance with a request of the Required Secured Parties, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties and their successors and assignees.

Section 2.6                                   Notice of Default.

The Collateral Agent shall not be deemed to have constructive knowledge or notice of the occurrence of any Subject Event of Default with respect to which it does not have actual knowledge by any of its personnel or officers active in its service as Collateral Agent unless it has received an Enforcement Notice that is clearly identified as such.

Section 2.7                                   No Representations.

Each Secured Party that is a party hereto acknowledges that neither the Collateral Agent nor any of its affiliates or agents has made any representations or warranties to it and that no act by the Collateral Agent hereafter taken, including any review of the affairs of the Credit Parties, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Secured Party.  Each Secured Party represents to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of the Credit Parties, and the status, nature and value of the Collateral, and made its own decision to enter into this Agreement and the Subject Documents to which it is party.  Each Secured Party also represents that it will, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under any of the Subject Documents and to make such investigation as it deems necessary to inform itself as to the status and affairs, financial or otherwise, of the Credit Parties.  Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by the Collateral Agent hereunder or under the Security Instruments, the Collateral Agent shall have no duty or responsibility to provide any Secured Party with any credit or other information concerning the Collateral or the affairs, financial condition or business of the Borrower or its Subsidiaries (other than with respect to Distributions pursuant to Section 3.4 hereof) which may come into the possession of the Collateral Agent.

Section 2.8                                   Indemnification.

Each Secured Party agrees to, within ten (10) Business Days of a request by Collateral Agent, indemnify for its Indemnity Share (as defined below) each Agent Party in its capacity as such (to the extent not reimbursed by the Borrower and without limiting any obligations of the Borrower so to do) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time (including without limitation at any time following the payment of any amounts due under this Agreement or any Subject Document) be imposed on, incurred by or asserted against any Agent Party in any way relating to or arising out of the Security Instruments, this Agreement or the Subject Documents or any other document contemplated by or referred to herein or therein or the transactions contemplated thereby or hereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing (collectively, the “Indemnified Liabilities”); provided that, no Secured Party shall be liable for the payment of any portion of such Indemnified Liabilities resulting from an Agent Party’s gross negligence or willful misconduct.  If any Secured Party fails to tender payment of its ratable share (determined based upon, at such date, the percentage held by such Secured Party of the total outstanding Secured Obligations (such Secured Party’s “Indemnity Share”)) of any of such Indemnified Liabilities (a “Non-indemnifying Secured Party”), then the Collateral Agent is hereby expressly granted the right thereafter to, and shall, withhold from any Distributions (including, without limitation, Collateral Proceeds) otherwise payable to such Non-indemnifying Secured Party (or, if applicable, the agent for such Secured Party (whether the Revolver Agent or Term Loan Agent) which would otherwise receive payment on behalf of such Secured Party) an amount equal to its Indemnity Share remaining unpaid at such time of receipt of such Distributions, plus interest on such Indemnity Share (calculated at the Federal Funds Rate for each day following the date on which such payment was due pursuant to the terms of this Section 2.8) and apply such amount withheld in satisfaction of such Indemnity Share.  The agreements in this Section 2.8 shall survive the payment of the Secured Obligations and the termination of the Security Instruments, the other Subject Documents and this Agreement.  Each of the Secured Parties hereby acknowledges and agrees that to the extent it is deemed to be a Non-indemnifying Secured Party, it shall not be entitled, under any Subject Documents to which it is a party, to payment in respect of any amount withheld as an Indemnity Share and that distributions under such Subject Documents shall be made as if such Indemnity Share (or withheld portion thereof) was already paid to it under the applicable Subject Document(s).

Section 2.9                                   Resignation and Removal of Collateral Agent.

(a)                                  If the Collateral Agent shall resign as Collateral Agent under this Agreement, such resignation to be effective upon the earlier of (i) the appointment of a successor Collateral Agent and (ii) the date occurring thirty (30) days following such resignation, then the Required Secured Parties may appoint a successor Collateral Agent for the Secured Parties, which shall be a commercial bank or trust company organized under the laws of the United States of America or any state thereof having a combined surplus and capital of not less than $500,000,000, whereupon such successor Collateral Agent shall succeed to the rights, powers and duties of the former Collateral Agent and the obligations of the former Collateral Agent shall be terminated and canceled, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement; provided, however, if the Required Secured Parties cannot agree as to a successor Collateral Agent within thirty (30) days after notice of such resignation, then (i) the resigning Collateral Agent shall be permitted to appoint a successor Collateral Agent meeting the qualifications set forth above and willing to accept such role and the parties hereto agree to execute whatever documents are necessary to effect such action under this Agreement or any other document executed pursuant to this Agreement; and (ii) if the Collateral Agent does not appoint any such successor Collateral Agent, the Secured Parties shall act collectively as the Collateral Agent hereunder until such date as a new Collateral Agent is apppointed.

(b)                                 The Collateral Agent may be removed for cause at any time by the vote of the Required Secured Parties and written notice thereof delivered to the Collateral Agent.  If the Collateral Agent is so removed, the Required Secured Parties shall appoint a successor Collateral Agent in accordance with Section 2.9(a) hereof.  The Collateral Agent may not be removed by the Required Secured Parties without cause.

(c)                                  After the effective date of the resignation or removal of the Collateral Agent hereunder, the provisions of this Section 2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under the Security Instruments and this Agreement; provided, however, that any liability of such Collateral Agent arising from the performance of its obligations hereunder prior to such resignation or removal shall survive such resignation or removal.

Section 2.10                            Collateral Agent under Security Instruments.

The Collateral Agent hereunder hereby agrees to serve as Collateral Agent under the Security Instruments.  Any resignation or removal of the Collateral Agent hereunder and the appointment of a substitute Collateral Agent shall also be effective as a resignation, removal or substitution of the Collateral Agent under the Security Instruments.

SECTION 3

ENFORCEMENT, PRIORITY AND DISTRIBUTION
OF COLLATERAL PROCEEDS

Section 3.1                                   Enforcement With Respect to Collateral.

(a)                                  Each of the Required Revolving Lenders and the Required Term Loan Lenders shall have the right to deliver an Enforcement Notice to the Collateral Agent to the extent a Subject Event of Default shall have occurred under a Subject Document to which such group is a party or beneficiary.  Upon and after the delivery to the Collateral Agent of an Enforcement Notice by either of the Required Revolving Lenders or the Required Term Loan Lenders, the Collateral Agent shall, upon and after the delivery to the Collateral Agent of written direction of the Required Secured Parties to undertake Enforcement pursuant to Section 2.2(a) hereof, proceed to protect and enforce rights or remedies granted under the Security Instruments as so directed, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in the Security Instruments, or to enforce any other legal or equitable right or remedy provided therein.

(b)                                 All Distributions received by the Collateral Agent shall be applied in accordance with Section 3.4(b) below.

Section 3.2                                   Cooperation of Secured Parties.

Each Secured Party that is a party hereto hereby agrees and covenants with each other Secured Party (whether or not it is a party hereto) that:

(a)                                  promptly after having actual knowledge of the occurrence of a Subject Event of Default, each Secured Party will deliver to the Collateral Agent and to each other Secured Party written notice of such Subject Event of Default (a “Default Notice”) identifying the nature of such Subject Event of Default and specifying the Subject Document under which such Subject Event of Default arose; provided, however, that no Default Notice shall be required to be given to the extent such Subject Event of Default is waived or cured by amendment prior to the time a Default Notice is delivered and provided further, that the failure to give such notice shall not impair any rights hereunder or under any of the Security Instruments or the other Subject Documents;

(b)                                 it will from time to time provide such information that is available to it to the Collateral Agent as may be necessary to enable the Collateral Agent to make any calculation hereunder or otherwise reasonably required and requested for any other purpose hereof;

(c)                                  it will from time to time consult with the Collateral Agent and the other Secured Parties in good faith regarding the Enforcement of its rights with a view to recovering amounts due under any of the Subject Documents; and

(d)                                 it will give the Collateral Agent and each other Secured Party prompt written notice of any acceleration of maturity or suspension or termination of all or any portion of any Secured Obligation; provided, however, that the failure to give such notice shall not impair any rights hereunder or under any of the Security Instruments or the Subject Documents.  Nothing contained herein shall prevent, restrict, or limit any right under the applicable Subject Documents for a Secured Party to accelerate or suspend or terminate all or any portion of any Secured Obligation.

Section 3.3                                   Priority of Interests.

Notwithstanding any agreements or arrangements in existence prior to the date hereof or hereafter arising or the existence or priority of any Lien in any of the Collateral held by a Secured Party or any other Person on behalf of a Secured Party on the date hereof or hereafter arising without giving effect to this Agreement, the rights and interests of such Secured Party in the Collateral, and any Lien therein, shall be subject to this Agreement and treated as among the Secured Parties as having such priority as set forth herein and shall be shared at all times among the Secured Parties in accordance herewith and the Collateral Proceeds of any sale, transfer or other disposition of the Collateral for any reasons whatsoever shall be distributed in accordance with this Agreement.

Section 3.4                                   Distributions.

(a)                                  (i)                                     Each Secured Party agrees to share with the other Secured Parties all Distributions at all times (whether or not a Subject Event of Default shall have occurred and be continuing and whether or not any Bankruptcy Event shall have commenced or be continuing with respect to any Credit Party) according to the priorities and in the manner provided in this Section 3.4.  In furtherance of the foregoing, any and all payments and other Distributions required to be made by any Credit Party in respect of the Secured Obligations shall at all times be paid by the Credit Parties to the Collateral Agent for distribution in accordance with paragraph (b) of this Section 3.4.  Each Secured Party agrees that, notwithstanding the terms of any other Subject Documents, if it shall receive any Distributions (including payments received by setoff of deposit balances or otherwise or payments or recoveries from any security interest granted to any Secured Party) other than as a result (whether directly or indirectly through the Revolver Agent or Term Loan Agent, as applicable) of a distribution by the Collateral Agent pursuant to paragraph (b) of this Section 3.4, such Secured Party shall promptly (in no event later than five (5) Business Days after receipt thereof) pay the same over to the Collateral Agent in the same form as received (with such endorsements as may be necessary), and that until such Secured Party shall have made such payment it will hold such Distributions in trust for all the Secured Parties.  Each of the Revolving Lenders

hereby authorize Collateral Agent to direct all Distributions to which they are entitled to the Revolver Agent for distribution in accordance with the Revolving Credit Documents.  Each of the Term Loan Lenders hereby authorize Collateral Agent to direct all Distributions to which they are entitled to the Term Loan Agent for distribution in accordance with the Term Loan Documents.

(ii)                                  Promptly following receipt of any Distributions, the Collateral Agent shall distribute each Secured Party’s share of the Distributions so received in accordance with paragraph (b) of this Section 3.4 to the Revolver Agent or the Term Loan Agent, as applicable, for application in accordance with the applicable Subject Documents.  Until such Distributions are so applied, the Collateral Agent shall hold such amounts in its custody in accordance with its regular procedures for handling deposited funds.

(b)                                 (i)                                     All Distributions received by the Collateral Agent shall be applied promptly by the Collateral Agent in the following order as of any date of distribution:

FIRST:                                                           to payment of the costs, fees and expenses (including any attorneys’ fees) incurred by the Collateral Agent in connection with enforcing the rights and remedies of the Secured Parties hereunder and under the Security Instruments and with any or all of the retaking, holding, preserving, processing, advertising, maintaining, preparing for or consummating any sale, lease or other disposition of any Collateral, including trustee’s fees and commissions, court costs and reasonable attorney’s fees and legal expenses pertaining thereto; and then

SECOND:                                            to payment of the costs, fees and expenses (including any attorneys’ fees) due and owing by the Credit Parties to the Revolving Agent and the Term Loan Agent as of such date in connection with the Subject Documents (the “Agents’ Fees”), ratably in accordance with the percentage of the Agents’ Fees then due and owing to each of them; and then

THIRD:       to the payment of all accrued and unpaid fees (except fees related to the prepayment of principal) and interest then due and payable by the Credit Parties in respect of the Subject Obligations (the “Interest Payables”); provided that such payments shall be made ratably to the Revolving Agent and the Term Loan Agent in accordance with the percentage of the total Interest Payables due and owing as of such date to the Revolving Lenders and the Term Loan Lenders, respectively; and then

FOURTH:                                           to the payment of all principal due and payable by the Credit Parties in respect of the Subject Obligations (including due and owing as mandatory prepayments and, if applicable, all amounts necessary to cash collateralize the Letters of Credit) (the “Principal Payables”); provided that such payments shall be made ratably to the Revolving Agent and the Term Loan Agent in accordance with the percentage of the total Principal Payables due and owing as of such date to the Revolving Lenders and the Term Loan Lenders, respectively; and then

FIFTH:                                                          to the payment in respect of any other costs, expenses or other amounts owing to any Secured Party by the Credit Parties on the Secured Obligations or otherwise in connection with the Subject Documents, except costs, expenses and other amounts which may be due and owing in connection with any voluntary prepayment of principal (the “Other Payables”); provided that such payments shall be made ratably to the Revolving Agent and the Term Loan Agent in accordance with the percentage of the total Other Payables due and owing as of such date to the Revolving Lenders and the Term Loan Lenders, respectively; and then

SIXTH:                                                        to the extent directed by the Principal Borrower, to the voluntary payment of the outstanding principal under the Term Loan Agreement or Revolving Credit Agreement (at the option of and as directed in writing by the Principal Borrower), together with any interest accrued thereon, fees due in connection with such prepayment and any breakage or other costs and fees payable by Borrower in connection therewith; and then

SEVENTH:                                      to the Principal Borrower or as otherwise required by applicable law.

(ii)                                  Notwithstanding anything in this Agreement to the contrary, the Collateral Agent shall not be obligated to make a payment pursuant to this Section 3.4(b) until it shall have received a threshold amount of at least $100,000 of Distributions that are to be distributed at such time pursuant to this Section 3.4.

(iii)                               The Revolver Agent and the Term Loan Agent shall apply all amounts received pursuant to this Section 3.4(b) in accordance with the terms of the Revolving Credit Agreement and the Term Loan Agreement, respectively.

(c)                                  To the extent any portion of a Distribution is funded for the purpose of cash collateralizing a Letter of Credit under the Revolving Credit Agreement (an “Unattached Cash Collateral Amount”) and the applicable Letter of Credit is, thereafter, terminated without having been drawn on, the Revolver Agent (and the Revolving Lenders) shall return such Unattached Cash Collateral Amount to the Collateral Agent for re-distribution in accordance with the terms of Section 3.4(b) of this Agreement.

(d)                                 If at any time the Collateral Agent, the Agent or any Secured Party shall be required to restore or return, or if such party (with the consent of the Required Secured Parties) restores or returns in good faith settlement of pending or threatened avoidance claims, to any Credit Party or any other Person other than to another Secured Party any Distributions or any portion thereof, whether by reason of the insolvency, reorganization or other similar event in respect of the Borrower or such Person or otherwise (a “Returned Amount”), then (i) the Collateral Agent shall promptly give notice of the Returned Amount to each Secured Party, and (ii) the Secured Parties shall promptly transfer to the Collateral Agent (for reimbursement to the Collateral Agent or such Secured Party, as the case may be) such amounts as are necessary such that each Secured Party shall have received and retained the amount it would have received under Section 3.4(b) had the Returned Amount not previously been distributed (its “Returned Amount Share”).  If any Secured Party (a “Non-Returning Secured Party”) fails to tender payment of its Returned Amount Share, then the Collateral Agent is hereby expressly granted the right thereafter to, and shall, withhold from any Distributions (including, without limitation, Collateral Proceeds) otherwise payable to such Non-Returning Secured Party an amount equal to its Returned Amount Share and apply such amount withheld in satisfaction of such Returned Amount Share.  The Collateral Agent shall also have the right to collect from such Non-Returning Secured Party or otherwise to be made to such Non-Returning Secured Party, such Returned Amount Share and the Collateral Agent’s reasonable costs and expenses incurred in collecting such Non-Returning Secured Party’s Returned Amount Share, plus interest on any unpaid portion of such Returned Amount Share at the federal judgment rate from, but excluding, the date the Collateral Agent first requested payment of such Returned Amount Share.  The Agreements in this Section 3.4(d) shall survive the payment of the Secured Obligations and the termination of the Security Instruments, the other Subject Documents and this Agreement.  The Revolver Agent and the Term Loan Agent shall not be responsible for amounts distributed by them to the Revolving Lenders or the Term Loan Lenders.  To the extent a Returned Amount has been distributed by the Revolving Agent or the Term Loan Agent to the Revolving Lenders or the Term Loan Lenders, as applicable, it shall be the responsibility of such Revolving Lenders or Term Loan Lenders, as applicable, to fund its Returned Amount Share.

Section 3.5                                   Waivers of Rights.

Except as otherwise expressly set forth herein, until occurrence of the Security Termination Date, each Secured Party hereby waives any and all rights each may individually (i.e., other than through the Collateral Agent) now or hereafter have to exercise any Enforcement action.  Each Secured Party hereby agrees not to take any action whatsoever to enforce any term or provision of the Security Instruments or to enforce any right with respect to the Collateral in conflict with the provisions of this Agreement or the terms and provisions of the Security Instruments.  Nothing set forth above or otherwise contained in this Agreement shall be interpreted as a waiver of any rights of setoff (by contract, law or otherwise) of any Secured Party except in accordance with the sharing provisions set forth herein.

Section 3.6                                   Additional Collateral.

Each of the Secured Parties hereby covenants and agrees that it will not take, accept or obtain any Lien upon (an “Additional Lien”), any assets of the Borrower or any Subsidiary or Affiliate thereof (other than assets which, if obtained by such Person, would constitute Collateral to secure the payment and performance of the Secured Obligations), unless the Collateral Agent on behalf of all Secured Parties is granted a pari passu Lien upon such assets and such assets become Collateral subject to this Agreement, in either case, pursuant to documents in form and substance satisfactory to all of the Secured Parties.

Section 3.7                                   Pari Passu Nature of Obligations.

Each Secured Party acknowledges and agrees that the Secured Obligations share the benefit and Lien priority of and to the Security Instruments, the Collateral and the Collateral Proceeds and the benefit of the Subsidiary Guaranties and the Distributions on the basis specified in Section 3.4(b).

Section 3.8                                   Payments.

All payments to be made by the Collateral Agent pursuant to the terms and provision of this Intercreditor Agreement shall be made by wire transfer of immediately available funds to the bank account specified in writing to the Collateral Agent by the applicable party entitled thereto.

SECTION 4

REPRESENTATIONS AND WARRANTIES

Section 4.1                                   Representation of the Revolver Agent.

The Revolving Agent represents that the Revolving Lenders identified on the signature pages hereto represent 100% of the aggregate Commitments under the Revolving Credit Agreement as of the date hereof and that such Revolving Lender have each, to the best of its knowledge, executed this Agreement.

Section 4.2                                   Representation of the Term Loan Agent.

The Term Loan Agent represents that the Term Loan Lenders identified on the signature pages hereto represent 100% of the outstanding Term Loans and/or Commitments (as applicable) under the Term Loan Agreement as of the date hereof and that such Term Loan Lender have each, to the best of its knowledge, executed this Agreement.

Section 4.3                                   Representations of All Signatories.

Each of the undersigned hereby represents and warrants that he/she has the power and authority to execute and deliver this Agreement on behalf of the institution for which such individual is signing this Agreement and that the execution and delivery hereof has been duly authorized and approved by such institution.

SECTION 5

AGREEMENTS AMONG THE SECURED PARTIES

Section 5.1                                   Independent Actions by Secured Parties.

(a)                                  Any Secured Party may, without instruction from the Collateral Agent, but in no event shall be required to, take action permitted by applicable law or in accordance with the terms of the Subject Documents to preserve (but not enforce) its rights and Liens in any item of Collateral securing the payment and performance of the Secured Obligations, including but not limited to curing any default or alleged default under any contract entered into by any Credit Party, paying any tax, fee or expense on behalf of any Credit Party and paying insurance premiums on behalf of any Credit Party so long as such action shall not impair the rights of the Collateral Agent or of any other Secured Party or otherwise be contrary to the terms of this Agreement or any Subject Document.

(b)                                 Nothing contained in this Agreement shall prohibit any Secured Party from accelerating the maturity of, or demanding payment from any Credit Party on, any Subject Obligation of the Borrower to such Secured Party or from instituting legal action against any such Credit Party to obtain a judgment or other legal process in respect of such Subject Obligation, but any funds received from the Borrower, any Subsidiary or any Subsidiary Guarantor in connection with any recovery therefrom shall constitute Distributions and shall be subject to the terms of this Agreement.

Section 5.2                                   Relation of Secured Parties.

This Agreement is entered into solely for the purposes set forth herein, and no Secured Party assumes any responsibility to any other party hereto to advise such other party of information known to such other party regarding the financial condition of any Credit Party or of any other circumstances bearing upon the risk of nonpayment of the Subject Obligations.  Each Secured Party specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of any Credit Party or any other Person that is not a party hereto and nothing contained herein shall limit any of the obligations of any Credit Party to the Secured Parties.

SECTION 6

MISCELLANEOUS

Section 6.1                                   Entire Agreement and Consistent Provisions; Closing Date.

This Agreement represents the entire Agreement among the Secured Parties and, except as otherwise provided, this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement.

Section 6.2                                   Notices.

Notices hereunder shall be given to the Secured Parties at their addresses as set forth below their signatures on the signature pages hereto or at such other address as may be designated by each in a written notice to the other parties hereto.

Section 6.3                                   Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of each of the Secured Parties and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Subject Obligations, and the term “Secured Party” shall include any such subsequent holder of Subject Obligations, wherever the context permits.

Section 6.4                                   Consents, Amendment, Waivers.

(a)                                  All amendments, waivers, modifications, supplements or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by the Required Secured Creditors; provided that any amendment, modification, supplement or waiver of Sections 3.4, 3.6, 3.7 or 6.4 of this Agreement or the definitions of Distribution, Revolving Loan Obligations, Term Loan Obligations, Subject Obligations, Secured Obligations, Required Revolving Lenders, Required Term Loan Lenders, Required Secured Parties, or Secured Parties contained in this Agreement shall require the unanimous prior written consent of all the Secured Parties.

(b)                                 All amendments or waivers of any provision of or consent pursuant to or under any Security Instrument shall be effective only if the same shall be in writing and signed by the Collateral Agent and the Required Secured Parties.  In addition, any release of Collateral shall require the unanimous prior written consent of all the Secured Parties (except to the extent such release may, pursuant to the applicable Subject Documents, be permitted by the Revolver Agent or the Term Loan Agent, as applicable, in which case only the prior written consent of the applicable agent shall be required).

(c)                                  Any amendments, waivers or consents of any provision of this Agreement affecting the rights or obligations of the Collateral Agent shall also require the prior written consent of the Collateral Agent.

(d)                                 All amendments or waivers of any of the other Subject Documents or the provisions thereof shall be made in accordance with the provisions of Section 11.6 of the Revolving Credit Agreement and Section 11.6 Term Loan Agreement, respectively, and the provisions of Section 11.6 of each such document shall not be amended, waived or otherwise modified without the consent of each of the Secured Parties.

(e)                                  Each Secured Party hereby covenants and agrees with each other Secured Party that it shall not amend, waive, modify, supplement or waive any provision of this Agreement, the Security Instruments or any other Subject Document except in accordance with this Section 6.4.

Section 6.5                                   Governing Law.

(a)                                  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of North Carolina excluding choice-of-law principles of the laws of such State that would require the application of the laws of a jurisdiction other than such State.

(b)                                 Any legal action or proceeding with respect to this Agreement or any other Subejct Document may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Agreement, each of the parties hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts.  Each of the parties hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices on the signature pages hereto, such service to become effective three (3) days after such mailing.  Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction. Each of the Credit Parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with Credit Agreement or any other Subject Document brought in the courts referred to in this subsection (a) and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c)                                  TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.6                                   Counterparts.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 6.7                                   Sale of Interest.

No Secured Party will sell, transfer or otherwise dispose of any interest in the Subject Obligations unless such purchaser or transferee shall agree, in writing, to be bound by the terms of this Agreement and shall have executed and delivered an ICA Joinder Agreement substantially in the form of Schedule A.

Section 6.8                                   Severability; Repurchase in the Event of Avoidance Actions.

(a)                                  If for any reason, the allocation of Distributions among the Secured Parties in accordance with Section 3.4(b) of this Agreement is finally determined by a court of competent jurisdiction to be unenforceable in whole or in part, then the Secured Parties will purchase and exchange such participations in the respective Secured Obligations as may be required so that each Secured Party, after giving effect to all such purchases and exchanges, shall have received and retained cash payments in respect of the amounts distributable under Section 3.4(b) equal to the amount such Secured Party would have received if the amounts had been applied in accordance with such Section 3.4(b); provided, however, if in connection with a Bankruptcy Event of the Borrower any portion of the Subject Obligations or the Borrower’s obligations under the Security Instruments referred to in clauses THIRD, FOURTH, FIFTH, or SIXTH of Section 3.4(b)(i) is determined to be unenforceable or is disallowed (such portion to be hereinafter referred to as a “Disallowed Obligation”), then this Section 6.8(a) shall not be applied or construed in such manner to enable the holder of any such Disallowed Obligation to receive any Distribution on account of such Disallowed Obligation.  It is the intent of this Section 6.8(a) to establish an alternative mechanism to preserve as among the parties hereto the distribution priorities and the sharing calculation formulas set forth in Section 3.4(b) the same as if this Agreement had been given effect among the parties hereto and the same as if the Secured Obligations were allowed or enforced against the Borrower in accordance with their terms.  It is not, however, the intent of this Section 6.8(a) to enable any party hereto to receive or retain any Distribution with respect to any Disallowed Obligation to the extent such Disallowed Obligation has been disallowed or is otherwise determined to be unenforceable as against the Borrower.

(b)                                 If in connection with a Bankruptcy Event of the Borrower (i) the fees and expenses of the Collateral Agent referred to in clause FIRST of Section 3.4(b)(i) are determined to be unenforceable or are disallowed, in whole or in part, each Secured Party agrees to pay its Indemnity Share of such fees and expenses.

(c)                                  Except to the extent contemplated by clauses (a) and (b) hereof, in case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

Section 6.9                                   Terms of Agreement.

This Agreement shall terminate when all Secured Obligations are paid in full and such payments are not subject to any possibility of revocation or rescission or until all of the Secured Parties hereto mutually agree in a writing to terminate this Agreement.

Section 6.10                            Delivery Payments.

Notwithstanding anything to the contrary contained in any of the Subject Documents, all Distributions shall be delivered by the Borrower and each Secured Party to the Collateral Agent for distribution to the Secured Parties pursuant to the terms and conditions set forth herein.

Section 6.11                            Reimbursement/Indemnification by Borrower.

(a)                                  The Borrower agrees to pay to the Collateral Agent, from time to time upon demand, all reasonable fees, costs and expenses of the Collateral Agent (including the reasonable fees and  charges of counsel) (i) arising in connection with the administration or enforcement of any of the provisions of this Agreement or the Security Instruments, (ii) incurred or required to be advanced in connection with the administration of the Collateral, the sale or other disposition of the Collateral pursuant to any Security Instruments and the preservation, protection or defense of the Collateral Agent’s rights under this Agreement and the Security Instruments, or (iii) incurred by the Collateral Agent in connection with the resignation of the Collateral Agent pursuant to Section 2.9 hereof.

(b)                                 The Borrower agrees to indemnify each Agent Party in its capacity as such from and against any Indemnified Liabilities; provided that, the Borrower shall not be liable for the payment of any portion of such Indemnified Liabilities resulting solely from an Agent’s Party’s gross negligence or willful misconduct.

[Signatures on following pages]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

COLLATERAL AGENT:

BANK OF AMERICA, N.A., in its capacity as Collateral Agent

By:
Name:
Title:

Address for Notice to Bank of America, N.A., in its capacity as Collateral Agent:

Ramon Garcia, Agency Management Officer
GGIB Agency Management Central
Bank of America
901 Main St.
Dallas, TX  75202-3714
Telephone:  (214) 209-4126
Fax:                           (214) 290-9520
E-mail:             ramon.garcia@bankofamerica.com

REVOLVER AGENT:

BANK OF AMERICA, N.A., in its capacity as Revolver Agent

By:
Name:
Title:

Address for Notice to Bank of America, N.A., in its capacity as Revolver Agent:

Ramon Garcia, Agency Management Officer

GGIB Agency Management Central

Bank of America

901 Main St.

Dallas, TX  75202-3714

Telephone:  (214) 209-4126

Fax:                           (214) 290-9520

E-mail:             ramon.garcia@bankofamerica.com

TERM LOAN AGENT:

BANK OF AMERICA, N.A., in its capacity as Term Loan Agent

By:
Name:
Title:

Address for Notice to Bank of America, N.A., in its capacity as Term Loan Agent:

Ramon Garcia, Agency Management Officer

GGIB Agency Management Central

Bank of America

901 Main St.

Dallas, TX  75202-3714

Telephone:  (214) 209-4126

Fax:                           (214) 290-9520

E-mail:             ramon.garcia@bankofamerica.com

REVOLVING LENDERS:	BANK OF AMERICA, N.A. individually in its capacity as a Lender

By:
Name:
Title:

Address for Notice to Bank of America, N.A., in its capacity as a Revolving Lender (for credit-related matters):

Bank of America, N.A.

231 South LaSalle Street

M/C:  IL1-231-10-35

Chicago, IL  60697

Attention: Matthew W. Sadler, Vice President, Global Portfolio Management, Real Estate

Phone:  (312) 828-7107

Fax:  (312) 974-4970

E-mail:  matthew.w.sadler@bankofamerica.com

Address for Notice to Bank of America, N.A., in its capacity as a Revolving Lender (for administrative matters):

Bank of America, N.A.

231 South LaSalle Street

Mail code:  IL1-231-10-30

Chicago, IL 60697

Attention: Charlene E. Wright-Jones, Assistant Vice President

Phone:  312-828-4160

Fax:  312-828-3950

E-mail:  charlene.wright-jones@bankofamerica.com

TERM LOAN LENDERS:	BANK OF AMERICA, N.A. individually in its capacity as a Lender

By:
Name:
Title:

Address for Notice to Bank of America, N.A., in its capacity as a Term Loan Lender (for credit-related matters):

Bank of America, N.A.

231 South LaSalle Street

M/C:  IL1-231-10-35

Chicago, IL  60697

Attention: Matthew W. Sadler, Vice President, Global Portfolio Management, Real Estate

Phone:  (312) 828-7107

Fax:  (312) 974-4970

E-mail:  matthew.w.sadler@bankofamerica.com

Address for Notice to Bank of America, N.A., in its capacity as a Term Loan Lender (for administrative matters):

Bank of America, N.A.

231 South LaSalle Street

Mail code:  IL1-231-10-30

Chicago, IL 60697

Attention: Charlene E. Wright-Jones, Assistant Vice President

Phone:  312-828-4160

Fax:  312-828-3950

E-mail:  charlene.wright-jones@bankofamerica.com

PRINCIPAL BORROWER:	U.S. RESTAURANT PROPERTIES OPERATING L.P.

By: USRP MANAGING, INC.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

GENERAL SPE:	USRP FUNDING 2002-A, L.P.

By: USRP (SFGP) 2, LLC

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

S&C:	USRP (S&C), LLC

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

HCI:	USRP/HCI PARTNERSHIP 1, L.P.

By: USRP (JV1), LLC

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

JV1:	USRP (JV1), LLC

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP Holding:	USRP HOLDING CORP.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

GENERAL PARTNER:	USRP MANAGING, INC.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP REIT:	U.S. RESTAURANT PROPERTIES, INC.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:	ARKANSAS RESTAURANTS #10, L.P., a Texas limited partnership

By: North American Restaurant Management, Inc.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

RESTAURANT PROPERTY PARTNERS, L.P., a Texas limited partnership

By: Restaurant Funding, Inc.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP (66), LTD., a Texas limited partnership

By: USRP GP1, LLC

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP (FAIN 10), L.P., a Texas limited partnership

By: USRP GP5, LLC

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP (KATY), L.P., a Texas limited partnership

By: USRP GP8, LLC

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP (PAC), L.P., a Texas limited partnership

By: USRP (Cap), Inc.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP (QUEST), L.P., a Texas limited partnership

By: USRP GP4, LLC

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP (SAN ANTONIO), LTD., a Texas limited partnership

By: USRP GP, LLC

By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP (T&C), L.P., a Texas limited partnership

By: USRP GP3, LLC

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

BULLDOG MANAGEMENT, INC.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

NORTH AMERICAN RESTAURANT MANAGEMENT, INC.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

RESTAURANT FUNDING, INC.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

PINNACLE RESTAURANT GROUP, LLC, a Texas limited liability company

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP (ACQUISITION), LLC, a Texas limited liability company

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP (BC), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (BILL), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (CAL), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (CAP), INC. a Texas corporation

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (CARROLL), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (CENTRAL AVENUE), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (CHRIS), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (DEEDEE), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (DON), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (FINANCE), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (FRED), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (GANT1), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (GANT2), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (GOLD), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP GP, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP GP1, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP GP3, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP GP4, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP GP5, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP GP6, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP GP7, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP GP8, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (ILLINOIS), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (JENNIFER), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (JONES), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (JV2), LLC, a Texas limited liability company(1)

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

(1)  NOTE – ALTHOUGH INCLUDED IN THE EXECUTED SIGNATURE PAGES OF THIS DOCUMENT, THE JV2 ENTITY HAS BEEN DELETED AS A GUARANTOR UNDER EACH OF THE REVOLVING CREDIT AGREEMENT AND THE TERM LOAN AGREEMENT– IT IS NOT A CONSOLIDATED PARTY AND WAS INCLUDED BY THE BORROWER IN ITS LIST OF SUNSIDIARY GUARANTORS IN ERROR

USRP (MANAGER), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (MIDON), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (MINNESOTA), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (MISSOURI), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (MOLLY), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (PALMA), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (PAT), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (POPEYE’S), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (RIBBIT), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (SARAH), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (ST. LOUIS), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (STEVE), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (SUSI), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (SYBRA), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (VALERIE), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

PINNACLE RESTAURANT GROUP II, LLC

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP (CAROLINA), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP (LINCOLN), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP (NORMAN), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

U.S. RESTAURANT PROPERTIES DEVELOPMENT L.P.

	By:	Restaurant Contractor Corp.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

RESTAURANT RENOVATION PARTNERS, L.P.

By:	Restaurant Acquisition Corp.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

RESTAURANT ACQUISITION CORP.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

RESTAURANT CONTRACTOR CORP.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP RENOVATION CORP.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (Green), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (Martin), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (SFGP)2, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (SHOPORT)1, LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (Warren), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (KRUSE), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (PETERS), LLC, a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (ADAMS), L.P.

By:	USRP GP7, LLC

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (Maier), L.P.

By:	USRP GP6, LLC

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (SHO)1, L.P.

By:	USRP (SHOPORT)1, LLC

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

Address for Notice to All/Any Credit Parties:

U.S. Restaurant Properties Operating, L.P.
c/o U.S. Restaurant Properties, Inc.
12240 Inwood Road, Suite 300
Dallas, TX 75244
Attn: Stacy M. Riffe, CFO
Telephone: (972) 387-1487, ext 112
Telecopy: (972) 490-9119

[remainder of page left intentionally blank – additional schedules and exhibits to follow]

Schedule      – Form of ICA Joinder Agreement

ICA JOINDER AGREEMENT, dated                               , 200    , among BANK OF AMERICA, N.A. as Collateral Agent and                                                   , as transferee of [Revolving Loan Obligations and Revolving Loans / Term Loan Obligations and Term Loans] in aggregate amount of                            [provide Commitment and Loan amounts for Revolving Lenders and Loan amount for Term Loan Lenders] (the “Transferred Obligation”) (the “Transferee”).

1.                                       In accordance with Section 6.7 of the Intercreditor Agreement dated as of November 4, 2003 among BANK OF AMERICA, N.A. as Collateral Agent, U.S.  RESTAURANT PROPERTIES OPERATING L.P., a Delaware limited partnership (“USRP Operating” or the “Principal Borrower”), USRP FUNDING 2002-A, L.P., a Texas limited partnership (the “General SPE”); USRP (S&C), LLC, a Texas limited liability company (“S&C”), USRP (JV1), LLC, a Texas limited liability company (“JV1”), USRP/HCI PARTNERSHIP 1, L.P., a Texas limited partnership (“HCI”),USRP HOLDING CORP., a Texas corporation (“USRP Holding”; and together with the Principal Borrower, the General SPE, S&C, JV1 and HCI, the “Borrower”), the Guarantors referenced therein and certain of the Borrowers’ creditors listed therein, and their successors and assigns (the “Intercreditor Agreement”), the Transferee agrees to be bound by and have the rights and obligations of a party to, the Intercreditor Agreement in all respects as if it were an original party thereto, and, in accordance with Section 6.3 of the Intercreditor Agreement, shall be a “Secured Party” in accordance with the terms thereof.

2.                                       Sections 6.5, 6.6 and 6.9 to the Intercreditor Agreement are hereby incorporated herein by reference.

3.                                       For the purpose of Section 6.2 of the Intercreditor Agreement, the address for notices to the Transferee shall be as set forth below its signature.

IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the date first written above.

[TRANSFEREE]

Name:
Title:

Address for notice:

[Collateral Agent]

Name:
Title: